Earnings per share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings per share	Earnings per share
Basic earnings per share is calculated by dividing the net result attributable to the shareholders of the Company by the weighted average number of shares issued and outstanding during the reporting period, excluding any shares held as treasury shares. Diluted earnings per share additionally takes into account the potential conversion of all dilutive potential ordinary shares.

	2025	2024	2023
Weighted average number of shares used in computing basic earnings per share	37,271,281	34,032,544	32,770,665
Weighted average number of shares used in computing diluted earnings per share	37,271,281	34,032,544	32,770,665
For the years ended December 31, 2025, 2024 and 2023 all potential ordinary shares were anti-dilutive at 3,408,013, 2,585,484 and 1,526,976 respectively.